UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2011 (January 3, 2011)

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On January 3, 2011, Capitol Bancorp Ltd. commenced an offer to exchange shares of its common stock (the “Exchange Offer”), no par value per share, for any and all of its outstanding trust preferred securities (the “Trust Preferred Securities”) issued by Capitol Trust I, Capitol Trust II, Capitol Trust III, Capitol Trust 4 (a/k/a Trust IV), Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X, Capitol Trust XI and Capitol Trust XII, which are statutory trusts formed under the laws of the State of Delaware.  The offer commenced on January 3, 2011.

The following Trust Preferred Securities, which constitute all of Capitol Bancorp’s outstanding Trust Preferred Securities as of September 30, 2010, are subject to the Exchange Offer:

                                Approximate Liquidation Amount
        Capitol Trust I (NYSE: CBC-PA):                                                                                         $25.3 million
Capitol Trust II (non-publicly held):                                                                                    $10 million
Capitol Trust III (non-publicly held):                                                                                   $15 million
Capitol Trust 4 (non-publicly held):                                                                                     $3 million
Capitol Trust VI (non-publicly held):                                                                                   $10 million
Capitol Trust VII (non-publicly held):                                                                                  $10 million
Capitol Trust VIII (non-publicly held):                                                                                $20 million
Capitol Trust IX (non-publicly held):                                                                                   $10 million
Capitol Bancorp Trust X (non-publicly held):                                                                    $33 million
Capitol Trust XI (non-publicly held):                                                                                   $20 million
Capitol Trust XII (NYSE: CBC-PB):                                                                                      $14.5 million

For each $10.00 liquidation amount of the Trust Preferred Securities of Capitol Trust I or Capitol Trust XII that Capitol accepts in the Exchange Offer, Capitol will issue 10 shares of its common stock.  For each $1,000 liquidation amount of the Trust Preferred Securities of Capitol Trusts II-XI accepted in the Exchange Offer, Capitol will issue 1,000 shares of its common stock.  No accrued and unpaid interest owed by Capitol with respect to the Trust Preferred Securities will be paid to holders who tender any Trust Preferred Securities in the Exchange Offer.

The complete terms and conditions of the Exchange Offer are set forth in the Offering Memorandum and Letter of Transmittal for the Exchange Offer (the “Exchange Offer Documents”), which are being sent separately to holders of the Trust Preferred Securities. The description of the Exchange Offer in this press release is only a summary and is qualified in its entirety by reference to the relevant Exchange Offer Documents. Holders are urged to read the Exchange Offer Documents for the relevant Exchange Offer carefully. Holders may obtain the relevant Exchange Offer Documents by contacting Capitol.

The Exchange Offer will expire at 11:59 p.m., Lansing, Michigan time on January 31, 2011, unless extended or terminated early.

A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1, the contents of which are incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release dated January 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2011	CAPITOL BANCORP LTD. (Registrant) /s/ Cristin K. Reid Cristin K. Reid Corporate President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated January 4, 2011